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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  August 5, 2002





                              JPS INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                      33-27038                 57-0868166
      (State or Other            (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)


555 North Pleasantburg Drive, Suite 202, Greenville, South Carolina             29607
(Address of principal executive offices)                                     (Zip Code)


Registrant's Telephone Number Including Area Code:    (864) 239-3900



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report
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Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Effective August 5, 2002, JPS Industries, Inc. dismissed Arthur Andersen LLP and engaged PricewaterhouseCoopers LLP as its independent accountants. The change in independent accountants was approved by the JPS board of directors and the audit committee of the JPS board of directors.

                  Arthur Andersen's report on JPS's consolidated financials statement, as of and for the year ended October 27, 2001, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

                  During JPS's most recent fiscal year and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with Arthur Andersen's report on JPS's consolidated financial statements for such year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

                  JPS contacted Arthur Andersen regarding the foregoing disclosures and requested a letter addressed to the Securities and Exchange Commission, stating whether Arthur Andersen agreed with the above statements. Arthur Andersen advised JPS that it is no longer issuing such letters.

                  During JPS's most recent fiscal year and through the date hereof, JPS did not consult PricewaterhouseCoopers with respect to JPS's accounting or financial reporting matters, the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on JPS's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.           FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                 (a)      Not applicable.

                 (b)      Not applicable.

                 (c)      Exhibits - None



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              JPS INDUSTRIES, INC.


                                              /s/ Charles R. Tutterow
                                              --------------------------
                                              By: Charles R. Tutterow
                                                  Executive Vice President,
                                                  Chief Financial Officer
                                                  And Secretary